FPA FUNDS TRUST'S
FPA CRESCENT FUND
SUPPLEMENT DATED OCTOBER 2, 2007 TO PROSPECTUS DATED AUGUST 1, 2007

THE FRONT COVER OF THE PROSPECTUS IS REVISED, EFFECTIVE OCTOBER 2, 2007, TO REFLECT THE PARTIAL RE-OPENING OF THE FUND TO NEW SALES AS FOLLOWS:

Fund shares are presently offered for sale only to new investor accounts opened and held directly at the Fund, and to existing shareholders and to trustees/directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives. Sales to new investors on current broker/dealer and trust trading platforms remain closed. Shareholders of the other FPA Funds as of October 2, 2007, may acquire shares of the Fund by exchange if their account is held directly at the Fund. The current size of the Fund is approximately $1.4 billion. The Board of Trustees has approved the policy to limit sales to new investors as reflecting management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility, which would not be in the best interests of Fund shareholders. The Fund may change this policy at any time if, in the Board of Trustees' opinion, doing so would be in the best interests of the Fund and its shareholders.

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